Loan Receivables (Details) - Schedule of Outstanding Balances	Dec. 31, 2023 MYR (RM)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 MYR (RM)
Schedule of Outstanding Balances [Abstract]
Not past due	RM 47,476,339	$ 10,345,005
Past due	1,595,056	347,560
Total	49,071,395	10,692,565
Less: Allowance for expected credit losses on loan receivables	(272,225)	(59,317)
Net trade receivables	RM 48,799,170	$ 10,633,248